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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 20, 2004



COMMISSION          EXACT NAME OF REGISTRANT AS SPECIFIED    I.R.S. EMPLOYER
FILE NUMBER         IN ITS CHARTER                           IDENTIFICATION NO.

1-11607             DTE Energy Company
                    (a Michigan corporation)                 38-3217752
                    2000 2nd Avenue
                    Detroit, Michigan 48226-1279
                    313-235-4000

1-2198              The Detroit Edison Company               38-0478650
                    (a Michigan Corporation)
                    2000 2nd Avenue
                    Detroit, MI 48226-1279
                    (313) 235-8000






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ITEM 5.  OTHER EVENTS

         Today, February 20, 2004, The Detroit Edison Company ("Detroit Edison"), a subsidiary of DTE Energy Company ("DTE Energy"), issued a News Release in which it announced that the Michigan Public Service Commission today issued an interim rate order in response to Detroit Edison's June 2003 filing for a transitional rate plan.

          For a detailed discussion, please see Detroit Edison's News Release dated February 20, 2004, attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     News Release of Detroit Edison dated February 20, 2004.

FORWARD-LOOKING STATEMENTS:

         This Form 8-K contains "forward-looking statements" that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy's and Detroit Edison's 2002 Form 10-K
Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy's and Detroit Edison's actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date:  February 20, 2004                        DTE ENERGY COMPANY
                                                (Registrant)

                                                /s/ N. A. Khouri
                                                ----------------------------
                                                N. A. Khouri
                                                Vice President and Treasurer



Date:  February 20, 2004                        THE DETROIT EDISON COMPANY
                                                (Registrant)


                                                /s/ N. A. Khouri
                                                ----------------------------
                                                N. A. Khouri
                                                Vice President and Treasurer




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                                  EXHIBIT INDEX


Exhibit
Number                             Description


99.1     News Release of Detroit Edison dated February 20, 2004.




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